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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into The InterCept Group, Inc.'s previously filed Registration Statement File No. 333-70237.


/s/ Arthur Andersen LLP
-----------------------
Arthur Andersen LLP


Atlanta, Georgia
March 3, 1999